Castlight Health Announces Fourth Quarter and Full Year 2018 Results
Full Year 2018 Total Revenue of $156.4 million, Up 18% Year-over-Year
Generated $7.5 Million in Cash Flow from Operations in the Fourth Quarter

SAN FRANCISCO - February 28, 2019 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its fourth quarter and full year ended December 31, 2018.

“In 2018, we executed on the final chapter of our transformation into a health navigation platform through launching our Complete flagship product, proving out our channels strategy and generating cash flow from operations this quarter,” said John Doyle, chief executive officer of Castlight Health. “Our industrial strength products enable users to navigate healthcare with a deeply personalized and integrated experience and make Castlight the clear leader in digital health navigation.”

Financial performance for the three months ended December 31, 2018 compared to the three months ended December 31, 2017 includes:

•	GAAP total revenue of $42.1 million, representing an increase of 13%

•	GAAP subscription revenue of $39.4 million, representing an increase of 17%

•	GAAP gross margin of 65.0%, compared to 64.1%

•	Non-GAAP gross margin of 68.0% compared to 68.0%

•	GAAP operating loss of $3.8 million, compared to a loss of $7.5 million

•	Non-GAAP operating income of $1.6 million, compared to a loss of $4.4 million

•	GAAP net loss per basic and diluted share of $0.03, compared to a net loss per basic and diluted share of $0.05

•	Non-GAAP net income per basic and diluted share of $0.01, compared to a net loss per basic and diluted share of $0.03

•	Cash provided by operations of $7.5 million, compared to $0.1 million used in operations

Financial performance for the twelve months ended December 31, 2018 compared to the twelve months ended December 31, 2017 includes:

•	GAAP total revenue of $156.4 million, representing an increase of 18%

•	GAAP gross margin of 61.5%, compared to 64.7%

•	Non-GAAP gross margin of 65.3% compared to 68.8%

•	GAAP operating loss of $39.9 million, compared to a loss of $57.7 million

•	Non-GAAP operating loss of $12.7 million, compared to a loss of $24.6 million

•	GAAP net loss per basic and diluted share of $0.29, compared to a net loss per basic and diluted share of $0.41

•	Non-GAAP net loss per basic and diluted share of $0.09, compared to a net loss per basic and diluted share of $0.19

•	Cash used in operations of $18.6 million, compared to $23.5 million used in operations

Total cash, cash equivalents and marketable securities was $77.3 million as of December 31, 2018.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook
For the full year 2019, the Company expects:

•	GAAP revenue in the range of $153 million to $158 million

•	Non-GAAP operating income in the range of $0 million to $5 million

•	Non-GAAP net income per share of approximately $0.00 to $0.03 based on approximately 145 million to 146 million shares

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its fourth quarter and full year 2018 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (833) 238-7953 and the replay will be available for one week at (800) 585-8367. The conference ID number for the live call and replay is 7089010.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible to navigate healthcare and live happier, healthier, more productive lives. Our health navigation platform connects with hundreds of health vendors, benefits resources, and plan designs, giving rise to the world’s first comprehensive app for all health needs. We guide individuals - based on their unique profile - to the best resources available to them, whether they are healthy, chronically ill, or actively seeking medical care. In doing so, we help companies regain control over rising healthcare costs and get more value from their benefits investments. Castlight revolutionized the healthcare sector with the introduction of data-driven price transparency tools in 2008 and the first consumer-grade wellbeing platform in 2012. Today, Castlight serves as the health navigation platform for millions of people and is a trusted partner to many of the largest employers in the world.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles in the United States (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP other (expense) income, net, non-GAAP net income (loss) and non-GAAP net income (loss) per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP other (expense) income, net and non-GAAP net income (loss) exclude stock-based compensation, litigation settlement, amortization of intangibles, amortization of internal-use software, lease exit and related charges, changes in fair value of contingent consideration liability, restructuring charges and charges related to the acquisition of Jiff and the associated tax impact of these items, where applicable.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating income and net income per share guidance for the full year 2019 to comparable GAAP operating loss and net loss per share guidance because we do not provide guidance for stock-based compensation expense, and capitalization and amortization of internal-use software, which are reconciling items between GAAP operating loss and non-GAAP operating income. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor for Forward-Looking Statements
This press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995 about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s 2019 full year projections, success of our strategy, and our expectations for our future business and financial performance. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s Annual Report of Form 10-K and other reports filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2019 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
 (unaudited)

	As of
	December 31, 2018	December 31, 2017
		(as adjusted)(1)
Assets
Current assets:
Cash and cash equivalents	$66,005	$61,319
Marketable securities	11,327	32,025
Accounts receivable and other, net	26,816	21,933
Prepaid expenses and other current assets	3,680	3,991
Total current assets	107,828	119,268
Property and equipment, net	3,963	5,263
Restricted cash, non-current	1,325	1,325
Deferred commissions	20,142	27,512
Deferred professional service costs	10,133	12,480
Intangible assets, net	16,209	20,253
Goodwill	91,785	91,785
Other assets	2,129	1,997
Total assets	$253,514	$279,883
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,556	$3,907
Accrued expenses and other current liabilities	15,454	13,178
Accrued compensation	5,975	13,941
Deferred revenue	20,193	25,985
Total current liabilities	51,178	57,011
Deferred revenue, non-current	1,030	4,457
Debt, non-current	3,254	4,958
Other liabilities, non-current	3,381	1,900
Total liabilities	58,843	68,326
Commitments and contingencies
Stockholders’ equity:
Class A and Class B common stock	14	13
Additional paid-in capital	609,697	586,900
Accumulated other comprehensive loss	—	(22)
Accumulated deficit	(415,040)	(375,334)
Total stockholders’ equity	194,671	211,557
Total liabilities and stockholders’ equity	$253,514	$279,883

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three months ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
		(as adjusted)(1)		(as adjusted)(1)
Revenue:
Subscription	$39,408	$33,711	$143,901	$121,368
Professional services and other	2,692	3,482	12,503	10,652
Total revenue, net	42,100	37,193	156,404	132,020
Cost of revenue:
Cost of subscription (2)	7,819	8,335	34,691	28,410
Cost of professional services and other (2)	6,902	5,014	25,498	18,242
Total cost of revenue	14,721	13,349	60,189	46,652
Gross profit	27,379	23,844	96,215	85,368
Operating expenses:
Sales and marketing (2)	10,419	14,149	49,134	59,767
Research and development (2)	14,531	14,428	61,355	54,502
General and administrative (2)	6,220	2,754	25,620	28,825
Total operating expenses	31,170	31,331	136,109	143,094
Operating loss	(3,791)	(7,487)	(39,894)	(57,726)
Other (expense) income, net	(248)	330	188	618
Loss before income tax benefit	(4,039)	(7,157)	(39,706)	(57,108)
Income tax benefit	—	—	—	(5,206)
Net loss	$(4,039)	$(7,157)	$(39,706)	$(51,902)
Net loss per share, basic and diluted	$(0.03)	$(0.05)	$(0.29)	$(0.41)
Weighted-average shares used to compute basic and diluted net loss per share	140,508	134,018	137,686	125,534

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.
(2)    Includes stock-based compensation expense as follows (in thousands):

	Three months ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
		(as adjusted)(1)		(as adjusted)(1)
Cost of revenue:
Cost of subscription	$222	$250	$1,017	$888
Cost of professional services and other	239	229	1,177	1,081
Sales and marketing	615	1,960	3,770	9,665
Research and development	1,854	1,740	7,214	7,415
General and administrative	1,193	1,368	4,954	4,954

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three months ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
		(as adjusted)(1)		(as adjusted)(1)
Operating activities:
Net loss	$(4,039)	$(7,157)	$(39,706)	$(51,902)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,587	2,041	6,858	6,613
Stock-based compensation	4,123	5,547	18,132	24,003
Amortization and impairment of deferred commissions	4,088	3,221	13,105	10,026
Amortization and impairment of professional services costs	1,917	1,256	5,268	4,225
Lease exit and related charges	564	—	2,634	—
Release of deferred tax valuation allowance due to business combination	—	—	—	(5,206)
Change in fair value of contingent consideration liability	—	(3,959)	—	(671)
Accretion and amortization of marketable securities	(124)	(103)	(516)	(83)
Expense related to expiration of SAP warrant	—	1,132	—	1,132
Gain on sale of investment in related party	—	(1,375)	—	(1,375)
Changes in operating assets and liabilities:
Accounts receivable and other, net	3,419	4,979	(4,883)	(2,799)
Deferred commissions	(555)	(3,119)	(5,735)	(9,888)
Deferred professional services costs	(625)	(1,311)	(2,735)	(4,181)
Prepaid expenses and other assets	1,297	2,038	178	1,645
Accounts payable	3,999	363	5,744	764
Accrued expenses and other liabilities	(1,355)	1,770	290	3,493
Deferred revenue	(6,904)	(7,193)	(9,219)	(1,943)
Accrued compensation	114	1,790	(7,966)	2,690
Net cash provided by (used in) operating activities	7,506	(80)	(18,551)	(23,457)
Investing activities:
Proceeds from sale of investment in related party	—	5,500	—	5,500
Purchase of property and equipment	(119)	(268)	(2,014)	(2,544)
Purchase of marketable securities	(6,544)	(5,806)	(31,974)	(62,658)
Maturities of marketable securities	16,860	15,943	53,210	96,576
Business combination, net of cash acquired	—	—	—	(2,264)
Net cash provided by investing activities	10,197	15,369	19,222	34,610
Financing activities:
Proceeds from the exercise of stock options	1,867	1,044	4,480	2,356
Principal payments on long-term debt	(465)	—	(465)	—
Payments of issuance costs related to equity	—	—	—	(731)
Net cash provided by financing activities	1,402	1,044	4,015	1,625
Net increase in cash, cash equivalents and restricted cash	19,105	16,333	4,686	12,778
Cash, cash equivalents and restricted cash at beginning of period	48,225	46,311	62,644	49,866
Cash, cash equivalents and restricted cash at end of period	$67,330	$62,644	$67,330	$62,644
(1)Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	As of December 31,		As of December 31,
	2018	2017	2018	2017
Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$66,005	$61,319	$66,005	$61,319
Restricted cash	1,325	1,325	1,325	1,325
Total cash, cash equivalents and restricted cash	$67,330	$62,644	$67,330	$62,644

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2018	2018	2017(1)	2018	2017(1)
Gross profit:
GAAP gross profit subscription	$31,589	$28,144	$25,376	$109,210	$92,958
Stock-based compensation	222	322	250	1,017	888
Amortization of internal-use software	120	220	236	778	968
Amortization of intangibles	678	678	751	2,712	2,253
Reduction in workforce	—	130	—	130	—
Acquisition related costs	—	—	—	—	52
Non-GAAP gross profit subscription	$32,609	$29,494	$26,613	$113,847	$97,119
GAAP gross margin subscription	80.2%	76.7%	75.3%	75.9%	76.6%
Non-GAAP gross margin subscription	82.7%	80.4%	78.9%	79.1%	80.0%

GAAP gross loss professional services and other	$(4,210)	$(2,898)	$(1,532)	$(12,995)	$(7,590)
Stock-based compensation	239	322	229	1,177	1,081
Reduction in workforce	—	173	—	173	—
Acquisition related costs	—	—	—	—	160
Non-GAAP gross loss professional services	$(3,971)	$(2,403)	$(1,303)	$(11,645)	$(6,349)
GAAP gross margin professional services and other	(156.4)%	(86.8)%	(44.0)%	(103.9)%	(71.3)%
Non-GAAP gross margin professional services and other	(147.5)%	(72.0)%	(37.4)%	(93.1)%	(59.6)%

GAAP gross profit	$27,379	$25,246	$23,844	$96,215	$85,368
Impact of non-GAAP adjustments	1,259	1,845	1,466	5,987	5,402
Non-GAAP gross profit	$28,638	$27,091	$25,310	$102,202	$90,770
GAAP gross margin	65.0%	63.1%	64.1%	61.5%	64.7%
Non-GAAP gross margin	68.0%	67.7%	68.0%	65.3%	68.8%
Operating expense:
GAAP sales and marketing	$10,419	$11,497	$14,149	$49,134	$59,767
Stock-based compensation	(615)	(699)	(1,960)	(3,770)	(9,665)
Amortization of intangibles	(273)	(271)	(448)	(1,265)	(1,344)
Reduction in workforce	—	(1,055)	—	(1,055)	—
Acquisition related costs	—	—	—	—	(909)
Non-GAAP sales and marketing	$9,531	$9,472	$11,741	$43,044	$47,849
GAAP research and development	$14,531	$15,028	$14,428	$61,355	$54,502
Stock-based compensation	(1,854)	(1,798)	(1,740)	(7,214)	(7,415)
Reduction in workforce	—	(522)	—	(522)	—
Acquisition related costs	—	—	—	—	(393)
Lease exit and related charges	(167)	(253)	—	(2,178)	—
Non-GAAP research and development	$12,510	$12,455	$12,688	$51,441	$46,694

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

GAAP general and administrative	$6,220	$6,193	$2,754	$25,620	$28,825
Stock-based compensation	(1,193)	(1,129)	(1,368)	(4,954)	(4,954)
Litigation settlement	—	—	—	—	(250)
Amortization of intangibles	(17)	(16)	(17)	(67)	(50)
Change in fair value of contingent consideration liability	—	—	3,959	—	671
Reduction in workforce	—	(172)	—	(172)	—
Acquisition related costs	—	—	(58)	—	(3,423)
Non-GAAP general and administrative	$5,010	$4,876	$5,270	$20,427	$20,819
GAAP operating expense	$31,170	$32,718	$31,331	$136,109	$143,094
Impact of non-GAAP adjustments	(4,119)	(5,915)	(1,632)	(21,197)	(27,732)
Non-GAAP operating expense	$27,051	$26,803	$29,699	$114,912	$115,362
Operating loss:
GAAP operating loss	$(3,791)	$(7,472)	$(7,487)	$(39,894)	$(57,726)
Impact of non-GAAP adjustments	5,378	7,760	3,098	27,184	33,134
Non-GAAP operating income (loss)	$1,587	$288	$(4,389)	$(12,710)	$(24,592)
Other (expense) income, net:
GAAP other (expense) income, net	$(248)	$207	$330	$188	$618
Gain on sale of investment in related party	—	—	(1,375)	—	(1,375)
Expense related to expiration of SAP warrant	—	—	1,132	—	1,132
Non-GAAP other (expense) income, net	$(248)	$207	$87	$188	$375
Net loss and net loss per share:
GAAP net loss	$(4,039)	$(7,265)	$(7,157)	$(39,706)	$(51,902)
Total pre-tax impact of non-GAAP adjustments	5,378	7,760	2,855	27,184	32,891
Release of deferred tax valuation allowance due to business combination	—	—	—	—	(5,206)
Non-GAAP net income (loss)	$1,339	$495	$(4,302)	$(12,522)	$(24,217)
GAAP net loss per share, basic and diluted	$(0.03)	$(0.05)	$(0.05)	$(0.29)	$(0.41)
Non-GAAP net income (loss) per share, basic and diluted	$0.01	$0.00	$(0.03)	$(0.09)	$(0.19)
Shares used in basic and diluted net loss per share computation	140,508	138,490	134,018	137,686	125,534

(1)	2017 information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

Castlight Media Contact:
Courtney Lamie
press@castlighthealth.com
276-492-4248

Castlight Investor Contact:
Gary J. Fuges, CFA
ir@castlighthealth.com
415-829-1680